U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          K-TRONIK INTERNATIONAL CORP.
     (Exact name of small business issuer as specified in its charter)

                        COMMISSION FILE NUMBER: 000-31639

             NEVADA                                  88-0436364
(State or other jurisdiction of incorporation or    (IRS Employer
organization)                                     Identification No.)

       290 Vincent Ave. 3rd Floor, Hackensack, New Jersey    07601
                  (Address of principal executive offices)

                              (201) 488-4600
                      (Registrant's telephone number)

                              LMC CAPITAL CORP.
Suite 2602 - 1111 Beach Ave, Vancouver, British Columbia Canada V6E 1T9 (Former name, former address and former fiscal year, if changed since last report)

ITEM 4.  Changes in Registrant's Certifying Accountant

(a) Effective on May 15, 2002, the independent accountants who were previously engaged as the principal accountants to audit the Registrant's financial statements, Labonte & Company, resigned. The accountant's reports on the financial statements for the fiscal years ended December 31, 2000 and December 31, 1999 neither contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Registrants two most recent fiscal years and any subsequent interim period preceding such resignation, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no reportable events as described in Item 304(a)(1)(iv)(B)1 through 3 of Regulation S-B that occurred within the Registrant's two most recent fiscal years and the subsequent interim period preceding the former accountant's dismissal.

(b) Effective on May 15, 2002, BDO Seidman, LLP was engaged to serve as the new principal accountant to audit the Registrant's financial statements.

(c) The Registrant did not, during its two most recent fiscal years, and subsequent periods prior to engaging BDO Seidman, LLP, consult BDO Seidman, LLP or any other accountant regarding either the application of accounting principles to a specified transaction, completed or proposed (including the acquisition of K-Tronik N.A. Inc., the Registrant's wholly owned subsidiary); or the type of audit opinion that might be rendered on the Registrant's financial statements although Labonte & Company, BDO Seidman, LLP and the Registrant have discussed the orderly transfer of audit files between the old and new principal accountants.

(d) The Registrant engaged BDO Seidman, LLP as its principal accountants in place of Labonte & Company for two reasons:

     (i) BDO Seidman, LLP's offices in South Korea, BDO (Korea), were and remain the auditors of the Registrant's subsidiary, K-Tronik (Asia) Corporation and, as such, the Registrant believed that engaging BDO Seidman, LLP in the US as well would be more efficient; and

     (ii) Labonte & Company does not have offices in the vicinity of Hackensack, New Jersey where the Registrant's operations are now centred and, as a result, could not continue to audit the Registrant without significantly more travel and other expenses compared to BDO Seidman, LLP.

This report on Form 8-K/A is filed to amend the Registrant's report on Form 8-K filed on May 16, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         K-TRONIK INTERNATIONAL CORP.

                                         By: /s/ Robert Kim
                                         Robert Kim
                                         Director and President
June 10, 2002


Labonte & Company
Chartered Accountants
1205 - 1095 West Pender Street
Vancouver, British Columbia
Canada, V6E 2M6


June 10, 2002

U.S. Securities and Exchange Commission
Division of Corporate Finance
450 Fifth Street, N.W.
Washington, DC 20549

Re: K-Tronik International Corp. (File No. 0-31369)

Dear Sir/Madame:

We are addressing this letter in connection with filing of a Form 8-K to reflect our resignation as principal accountants for K-Tronik International Corp. (formerly known as LMC Capital Corp.), a Nevada corporation, in compliance with Item 304(a)(3) of Regulation S-B. We agree with the statements made by the Registrant in response to Item 304(a)(1) of Regulation S-B as set forth in the attached Form 8-K.

Sincerely,


/s/  R. Labonte
Labonte & Company